HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Supplement dated April 21, 2014 to the Prospectus and Statement of Additional Information for Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund, each dated October 31, 2013, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

Effective April 21, 2014, the Underwriter will pay Financial Advisers the following increased cumulative commissions for purchases of $500,000 or more of Class A shares of Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund: 1.00% for amounts less than $5 million, 0.40% for amounts greater than or equal to $5 million but less than $25 million and 0.25% for amounts greater than or equal to $25 million.

In addition, effective April 21, 2014, Class A shares of Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within eighteen months of purchase, provided such shares are bought on or after April 21, 2014 and sold on or after April 21, 2014.

The terms and conditions with respect to CDSCs and brokerage commissions for Class A shares purchased prior to April 21, 2014 are unchanged.

Accordingly, effective April 21, 2014, the table in the Section titled “SHAREOWNER GUIDE – HOW TO INVEST IN THE HIGHLAND FUNDS” on page 42 of the Prospectus is amended and restated as follows:

Long/Short Equity Fund and Long/Short Healthcare Fund	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 or more*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE